                                                                    EXHIBIT 99.9

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF TEXAS
                              FORT WORTH DIVISION

IN RE:                      (S)         Chapter 11
                            (S)
KITTY HAWK, INC., et al.    (S)         Case No. 400-42069-BJH and
                            (S)         Case Nos. 400-42141  through
       Debtors              (S)         Case No. 400-42149 Jointly Administered
                            (S)         Under Case No. 400-42141-BJH


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 Claimant: ______________________________

 Address:  ______________________________

           ______________________________

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            BALLOT TO BE USED BY CREDITORS IN CLASSES 3, 4, 5 AND 7
                          FOR ACCEPTING OR REJECTING
       DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION DATED MAY 30, 2001
       ----------------------------------------------------------------

     Before voting, please read the Instructions on the reverse side of this Ballot. This Ballot is intended for a creditor who holds an impaired claim classified in Class 3, 4, 5, or 7 of the Debtors' Amended Joint Plan of Reorganization Dated May 30, 2001 (the "Plan"). Please note that, in the event:
(a) you hold claims against more than one Debtor (for example, Kitty Hawk Cargo, Inc. owes you money and Kitty Hawk International, Inc. also owes you money), or
(b) you hold claims which may be in different classes (for example, you have a claim classified in Class 4 under the Plan and a claim in Class 7 also), you must submit a separate Ballot for each separate claim held. As further explained in the Instructions on the back, you may make photocopies of this Ballot.

 .    The undersigned, a creditor of the Debtor identified below, in the unpaid amount of $______________________ [please fill in the blank with the amount you believe you were owed as of May 1, 2000, which was the date of the bankruptcy filing], hereby votes to [check one box]:

               [_]  ACCEPT THE PLAN          [_]  REJECT THE PLAN

 .    Please circle the name of the Debtor that is liable on your claim (that is, the Debtor with whom you dealt). Circle only one name. If you have claims against more than one Debtor, see the Instructions on the reverse side of this Ballot

  Kitty Hawk, Inc.                 Kitty Hawk International, Inc.              Aircraft Leasing, Inc.
  Kitty Hawk Aircargo, Inc.        OK Turbines, Inc.                           American International Travel, Inc.
  Kitty Hawk Cargo, Inc.           Longhorn Solutions, Inc.                    Flight One Logistics, Inc.
  Kitty Hawk Charters, Inc.

 .    Please circle the appropriate Class that your Claim falls in under the
     Plan. Circle only one Class.

  Class 3 - Other Secured Claims   Class 5 - Convenience Claims                      Class 7- Other Unsecured Claims
                                   (including those electing
  Class 4 - Non-Tax Priority       to be treated as Class 5 Claims)
  Claims (ex: Wage Claims)

 .    If you are a Class 7 Unsecured Creditor owed more than $500, please check the box below if you elect to have your claim reduced to $500 and to have
                   --
     your Claim treated

     as a single Class 5 Convenience Claim, as permitted pursuant to Section 4.5 of the Plan.

     [_] Yes, I will reduce my claim to $500 and be treated as a Class 5 Convenience Claim.

                              Print or type name:      ________________________

                              Signed:                  ________________________

                              Title (if appropriate)   ________________________

                              Date:                    ________________________

                              VOTING INSTRUCTIONS
                              -------------------

     The Debtors' Amended Joint Plan of Reorganization dated May 30, 2001, (the "Plan") has been proposed by the Debtors. The Plan is summarized in the Final Disclosure Statement Under 11 U.S.C. (S) 1125 In Support of the Plan (the "Disclosure Statement"), which was approved by the United States Bankruptcy Court on May 31, 2001, and is enclosed in the Solicitation Package provided to you. Ballots are being transmitted to impaired creditors so that they may vote to accept or reject the Plan. Such impaired creditors are urged to read the Plan and Disclosure Statement prior to completing this Ballot. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan.

     The Plan can be confirmed by the Bankruptcy Court, and thereby made binding upon you, if it is accepted by the holders of at least two-thirds in dollar amount and more than one-half in number of the claims in each impaired class that vote on the Plan. In the event the requisite acceptances are not obtained, the Debtors will request the Court to nevertheless confirm the Plan by finding that the Plan accords fair and equitable treatment to the class or classes that may reject it, and otherwise satisfies the requirements of 11 U.S.C. (S) 1129(b).

     To have your vote counted, you must fully complete and return this Ballot in the postage-prepaid reply envelope enclosed for this purpose, or, alternatively, your fully executed original Ballot must be returned, either by United States mail or other delivery (facsimiles will not be counted) to:

                         Haynes and Boone, LLP
                         Attn: Kitty Hawk Solicitation/Ian Peck
                         901 Main Street, Suite 3100
                         Dallas, Texas  75202

     ORIGINAL BALLOTS MUST BE ACTUALLY RECEIVED ON OR BEFORE 5:00 P.M., DALLAS,
                              -----------------
TEXAS TIME, ON JULY 6, 2001, TO BE COUNTED. If you have any questions about the voting process, please call Ian Peck, Esq., Haynes and Boone, LLP at Ph. 214-651-5144 (counsel for the Debtors) or Karen Stephens, Lain, Faulkner & Co., at Ph. 214-720-7103 (accountants for the Debtors). Please note that creditors must vote all of their claims, within any particular Class, either for acceptance or rejection of the Plan.

     PLEASE NOTE that the following errors or omissions will cause your vote not to be counted: (1) failure to designate either an acceptance or rejection of the Plan; (2) failure to write in the creditor's/claimant's name, (3) failure to sign your Ballot, (4) failure to timely mail in your Ballot so that it is received at the above address by July 6, 2001. Also, Creditors with Claims in
                                                ==============================
more than one Class or against more than one Debtor must submit a separate
==========================================================================
Ballot for each separate Class of Claim and for each Debtor. Please make
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additional copies of the Ballot as needed.  By way of example, if you have a
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Claim for wages that is more than $4,300 in amount (which is the dollar cap for
===============================================================================
a priority wage Claim), you would be considered to have both a Class 4 "Priority
================================================================================
Claim" (in the amount of $4,300) and a Class 7 "Other Unsecured Claim" (for the
===============================================================================
remainder of your Claim).
=======================

     PLEASE ALSO NOTE THAT THIS BALLOT IS FOR VOTING PURPOSES ONLY AND DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR AN ADMISSION BY THE DEBTORS OF THE VALIDITY OR AMOUNT OF A CLAIM.

     PLEASE ALSO NOTE that the requests, on the front-side of this Ballot, that you indicate (with a circle) the particular Debtor that owes you money, and that you indicate (with a circle) the Class that your Claim falls in under the Plan, are for purposes of assisting the Debtors in tabulating votes and easily identifying Claimants. Failure to correctly circle these sections of the Ballot will not invalidate your Ballot, so long as the Debtors can identify and verify your Claim. Also, in the event that choices circled by a Creditor (as to which Debtor is liable or which Class a Claim falls in under the Plan) conflict with the Debtors' books and records, the Debtors' books and records will be deemed to control for tabulation purposes.